UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

Premier Financial Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	0-26850	34-1803915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Clinton Street
Defiance, Ohio		43512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 419 785-8700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December11, 2024, Premier Financial Corp. (“Premier Financial”) held a Special Meeting of Shareholders (the “Special Meeting”). A total of 35,841,244 shares of Premier Financial common stock were entitled to vote as of October 28, 2024, the record date for the Special Meeting. There were 25,089,024 shares, or 70.00% of the outstanding shares, present in person or by proxy at the Special Meeting, constituting a quorum at the Special Meeting. At the Special Meeting, the following proposals were submitted to the shareholders:

1.
The shareholders voted to adopt the merger of Premier Financial Corp. (“Premier Financial) with and into Wesbanco, Inc. (“Wesbanco”), with Wesbanco as the surviving entity (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of July 25, 2024 (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and among Wesbanco, Wesbanco Bank, Inc., Premier Financial and Premier Bank, as more fully described in the joint proxy statement/prospectus.

For	Against	Abstain	Broker Non-Votes
24,585,555	334,189	169,280	0

2.
The shareholders voted to approve, in a non-binding advisory vote, the compensation payable to the named executive officers of Premier Financial in connection with the Merger:

For	Against	Abstain	Broker Non-Votes
22,663,692	1,854,798	570,534	0

(3)
The shareholders voted to approve the adjournment of the Premier Financial Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Premier Financial special meeting to adopt the Merger pursuant to the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
23,365,546	1,643,697	79,781	0

Item 8.01 Other Events.

On December 11, 2024, Premier Financial and WesBanco, Inc. issued a joint press release announcing that each company had received the requisite shareholder approval for the merger of Premier Financial with and into Wesbanco, Inc. The joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Joint Press Release issued by Premier Financial Corp. and WesBanco, Inc. on December 11, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL CORP.

Date:	December 13, 2024	By:	/s/ Paul D. Nungester
Paul D. Nungester Chief Financial Officer